Exhibit 10.15

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

FIRST AMENDMENT TO THE LOAN AGREEMENT

This First Amendment to the Loan Agreement (the “Amendment”) is entered into by and between the following parties:

AURY RONAN FRANCISCO, a Brazilian citizen, married, accountant, enrolled with the Individual Taxpayers Register of the Ministry of Finance (CPF/MF) [***] (the “Lender”); and

On the other hand, as Borrower:

NUVINI S.A., a corporation enrolled with the National Corporate Taxpayers Register of the Ministry of Economy (CNPJ/ME) [***], with principal place of business at Rua Jesuíno Arruda, No. 769, Suite 20, in the city and State of São Paulo, Postal Code (CEP) 04532-082, with its constitutional documents duly filed with the Commercial Registry of the State of São Paulo [***] represented in accordance with its Bylaws (the “Borrower”).

The Lender and the Borrower are hereinafter collectively referred to as the “Parties,” and each individually as a “Party.”

WHEREAS:

(i) The Parties have entered into a certain Loan Agreement (the “Agreement”), dated September 3, 2021, under which the Lender agreed to lend to the Borrower an amount of three million seven hundred thousand Reais (R$3,700,000.00);

(ii) The loan was provided on September 3, 2021;

(iii) On September 29, 2021, the Borrower paid to the Lender by wire transfer an amount of three million Reais (R$3,000,000.00); and

(ii) The initial term for payment of such loan would be September 6, 2022, and the Parties wish to amend certain provisions of the Agreement in order to renegotiate the due date of the remaining debt balance, the amount of which is seven hundred thousand Reais (R$700,000.00 – historical amount).

NOW, THEREFORE, the Parties have resolved to enter into this Amendment, in accordance with the following terms and conditions:

CHAPTER I– DEFINITIONS

1.1 Defined Terms. Capitalized words and terms which are not otherwise defined in this Amendment have the respective meanings assigned to them in the agreements, as applicable.

CHAPTER II – AMENDMENTS

2.1 Payment. The Parties wish to adjust the payment provisions by amending Section 2.1 of the Agreement in order to (a) extend the term for payment of the loan by April 8, 2022 and (b) modify the accrual of interest, which, on and after the execution of this Amendment, shall accrue at the Interbank Deposit Certificate (CDI) rate plus 3% p.a. In view of the foregoing, Section 2.1. shall henceforth read as follows:

“2.1. The Borrower agrees to fully discharge the remaining balance of the loan hereunder, the historical amount of which is seven hundred thousand Reais (R$700,000.00), by April 8, 2022 (04/08/22), as adjusted by the Interbank Deposit Certificate (CDI) rate plus 3% p.a.”

2.2. Ratification of the Remaining Provisions. All clauses and conditions of the Agreement and/or its Exhibits which are not expressly amended by this Amendment are hereby ratified and shall remain in full force and effect as they are currently worded.

CHAPTER III – MISCELLANEOUS

3.1 Entire Agreement. This Amendment constitutes the entire understanding between the parties hereto on the subject matter hereof and supersedes any and all prior or simultaneous understandings, agreements, or representations entered into or made by or between such parties, whether oral or written, with respect to such subject matter. This Amendment shall be binding on the Parties and their heirs, assigns, legal representatives, and successors on any account.

Ex. 10.15-1

3.2 Amendments. This Amendment may only be amended by means of a written instrument duly signed by the parties hereto.

3.3 Severability. Each provision of this Amendment shall be deemed a separate and independent agreement between the Parties, so that, if any provisions thereof are declared invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired in any way. The Parties agree to renegotiate in good faith any Sections of this Amendment which are held to be unenforceable or invalid, wholly or in part, so as to cause the newly-negotiated section to reproduce the original transactional meaning and effect of the Sections held to be unenforceable.

3.4 Electronic Signatures. The Parties agree that the electronic signatures on this Amendment through the DocuSign electronic signature platform (www.docusign.com.br), duly authorized by the Brazilian Public Key Infrastructure (ICP-Brasil), shall be deemed valid signatures, and this Amendment shall be deemed enforceable, valid, and effective between the Parties in accordance with its own terms and to the extent applicable.

IN WITNESS WHEREOF, the Parties and the Company have executed this Amendment digitally through the DocuSign platform (www.docusign.com.br), together with the two (2) undersigned witnesses.

São Paulo, January 27, 2022.

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Ex. 10.15-2

[Signature pages follow]

[Signature page 1/1 of the First Amendment to the Loan Agreement, entered into on January 27, 2022]

Lender:

/s/ Aury Ronan Francisco

AURY RONAN FRANCISCO

Borrower:

/s/ Pierre Schurmann	/s/ Aury Ronan Francisco

NUVINI S.A.

By: Pierre Schurmann	By: Aury Ronan Francisco

Title: Chief Executive Officer	Title: Chief Financial Officer

Witnesses:

1. /s/ Ricardo Beirouti Roque	2. /s/ Fernando Megale

Name: Ricardo Beirouti Roque RG: [***] CPF: [***]	Name: Fernando Megale RG: [***] CPF: [***]

Ex. 10.15-3